UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

URBAN-GRO, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

URBAN-GRO, INC.

1751 Panorama Point
Unit G
Lafayette, Colorado 80026

May 14, 2026

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend a special meeting of stockholders of urban-gro, Inc., a Delaware corporation (the “Special Meeting”). The Special Meeting will be held on June 3, 2026, at 10:00 a.m., Eastern time and will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location. The Notice of Special Meeting of Stockholders and this Proxy Statement contain details of the business to be conducted at the Special Meeting.

You are encouraged to vote, regardless of the number of shares that you own. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided, (ii) going to www.virtualshareholdermeeting.com/UGRO2026SM to vote using the Internet, or (iii) calling 1-800-690-6903 to vote via telephone. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on June 2, 2026, will be voted as specified in the proxy, unless validly revoked as described below. Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the Special Meeting. You may still vote at the Special Meeting, virtually, even if you return the proxy card.

Thank you for the support of our company.

Yours truly,
/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

URBAN-GRO, INC.

1751 Panorama Point
Unit G
Lafayette, Colorado 80026

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2026

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of the holders of common stock of urban-gro, Inc. (the “Company”) will be on June 3, 2026, at 10:00 a.m., Eastern time, in virtual format only, via live webcast. At our Special Meeting, stockholders will be able to attend and vote. All stockholders are cordially invited to attend the meeting, if you are unable, please return the proxy as indicated below as soon as possible.

The Special Meeting is being held for the following purposes:

1.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.”;

2.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock, par value $0.001 per share (the “Preferred Stock” or “Conversion Shares”), in excess of 19.99% of our issued and outstanding common stock;

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock (including shares issuable upon conversion or exercise of certain notes, warrants and other securities) in excess of 19.99% of our issued and outstanding common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC; and

4.      To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Special Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends votes “FOR” each of proposals 1 through 4. The Board has fixed the close of business on May 6, 2026, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Special Meeting. It is important that your shares of common stock be represented at the Special Meeting. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided, (ii) going to www.virtualshareholdermeeting.com/UGRO2026SM to vote using the Internet, or (iii) calling 1-800-690-6903 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Special Meeting. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on June 2, 2026, will be voted as specified in the proxy, unless validly revoked as described below. If you attend the Special Meeting and wish to participate by voting virtually during the Special Meeting, you may revoke your previously submitted proxy as described in the proxy statement.

By Order of the Board of Directors,

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

May 14, 2026

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026: Our Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com.

URBAN-GRO, INC.

1751 Panorama Point
Unit G
Lafayette, Colorado 80026

PROXY STATEMENT

DATED May 14, 2026

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JUNE 3, 2026

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company,” or “urban-gro” refer to urban-gro, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock.

This proxy statement is furnished in connection with the solicitation of your proxy by the Board of Directors (the “Board”) and management on behalf of the Company, to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on June 3, 2026, at the time and place and for the purposes set forth in the accompanying notice of special meeting of stockholders (the “Notice”) and at any adjournments or postponements of that meeting. The notice of internet availability of proxy materials and accompanying form of proxy are expected to be mailed or made available to stockholders on or about May 14, 2026.

When proxies are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted “FOR” the amendment to our Amended and Restated Certificate of Incorporation to effect a change of name, “FOR” the approval of issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock, “FOR” the approval of issuance of shares of our common stock in excess of 19.99% of our issued and outstanding common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC, and “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Special Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026: Our Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com.

ABOUT THE SPECIAL MEETING

The Special Meeting will be held on June 3, 2026, at 10:00 a.m. Eastern time. The Special Meeting will be held virtually, via live webcast. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the registered office of the Company during regular business hours and online at the Special Meeting. The executive offices of the Company are located at, and the mailing address of the Company is, 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What will stockholders be voting on at the Special Meeting?

1.      To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.” (the “Name Change Proposal”);

2.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock, par value $0.001 per share (the “Preferred Stock” or “Conversion Shares”), in excess of 19.99% of our issued and outstanding common stock (the “Preferred Stock Conversion Proposal”);

3.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock (including shares issuable upon conversion or exercise of certain notes, warrants and other securities) in excess of 19.99% of our issued and outstanding common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC (the “Financing Share Issuance Proposal”); and

4.      To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Special Meeting (the “Adjournment Proposal”).

Who is entitled to vote at the Special Meeting and how many votes do they have?

Common stockholders of record at the close of business on May 6, 2026 (the “Record Date”), may vote at the Special Meeting. Each share of common stock has one vote. There were 1,658,828 shares of our common stock outstanding on the Record Date.

How do I vote?

You may vote by proxy or physically during the Special Meeting. We suggest that you vote by proxy even if you plan to attend the Special Meeting. If you are the stockholder of record, you can vote by proxy either by direct mail, fax, the Internet or telephone. Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided. To vote using the Internet, please go to www.virtualshareholdermeeting.com/UGRO2026SM. To vote via telephone, please call 1-800-690-6903. To vote via the Internet or telephone, you will need the control and request numbers included on your proxy card. If you are not the record holder of your shares of common stock, please follow the instructions provided by your broker, bank or other nominee.

All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on June 2, 2026, will be voted as specified in the proxy, unless validly revoked as described below. If you return a proxy and do not specify your vote, your shares will be voted as recommended by the Board.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Bradley J. Nattrass, our Chief Executive Officer, as your proxy. Mr. Nattrass may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. If, however, other matters are properly brought before the Special Meeting or any adjournment(s) or postponement(s) of the Special Meeting, the persons appointed as proxies will have, unless the terms of their appointment otherwise provide, discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Special Meeting by:

•        Executing and delivering another later dated proxy card;

•        Notifying the Company’s corporate secretary, in writing, that you are changing or revoking your proxy; or

•        Attending and voting virtually at the Special Meeting.

Attendance at the Special Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Special Meeting. If your proxy contains any specific instructions, they will be followed if possible.

How can I attend the vote at the Special Meeting?

The Special Meeting will be held on June 3, 2026, at 10:00 a.m. Eastern time in a virtual format online by accessing www.virtualshareholdermeeting.com/UGRO2026SM. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Special Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Special Meeting, present or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you abstain from voting. If a quorum is not present at the Special Meeting, the Chairperson of the Special Meeting or the stockholders present electronically or by proxy may adjourn the Special Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on the approval of the amendment to the Certificate of Incorporation to effect a change of name?

When voting on the Name Change Proposal, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the proposal is required for the approval of Name Change Proposal. Abstentions and broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of the Name Change Proposal.

What are my voting choices when voting on the approval of the issuance of shares of our common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock?

When voting on the Preferred Stock Conversion Proposal, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Special Meeting on the proposal is required for approval of Preferred Stock Conversion Proposal. Abstentions and broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of Preferred Stock Conversion Proposal.

What are my voting choices when voting on the approval of the issuance of shares of our common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC?

When voting on the Financing Share Issuance Proposal, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Special Meeting on the proposal is required for approval of the Financing Share Issuance Proposal. Abstentions and broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of the Financing Share Issuance Proposal.

What are my voting choices when voting on the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Special Meeting?

When voting on the approval of the Adjournment Proposal, you may:

•        Vote “FOR” the proposal;

•        Vote “AGAINST” the proposal; or

•        “ABSTAIN” from voting for or against the proposal.

The affirmative vote of a majority of the votes cast at the Special Meeting on the proposal is required for approval of the Adjournment Proposal. Abstentions and broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the approval of the Adjournment Proposal.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the approval of the Name Change Proposal, “FOR” the approval of the Preferred Stock Conversion Proposal, “FOR” the approval of the Financing Share Issuance Proposal, “FOR” the Adjournment Proposal, and in their discretion on any other matters that may properly come before the Special Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Special Meeting?

If you do not provide your proxy or vote at the Special Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company (f/k/a Corporate Stock Transfer, Inc.), your shares of common stock will not be voted.

A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter, such as Proposals 1, 2, 3 and 4 and has not received instructions from the beneficial owner. Broker “non-votes” are counted as present for purposes of establishing a quorum. Broker “non-votes” will have no effect on the outcome of Proposals 1, 2, 3 and 4.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Special Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of voting securities is its common stock. The following table sets forth information known to the Company about the beneficial ownership of its common stock on May 6, 2026 by (i) each current director; (ii) each current named executive officer; and (iii) all of the Company’s current executive officers and directors as a group. Other than as set forth below, no person known to us beneficially owns 5% or more of the outstanding common stock as of May 6, 2026. Unless otherwise indicated in the footnotes, each person listed in the following table has sole voting power and investment power over the common stock listed as beneficially owned by that person. Percentages of beneficial ownership are based on 1,658,828 shares of common stock outstanding on May 6, 2026. Unless otherwise indicated, the address for each stockholder listed below is urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
5% Stockholder:
NA		NA
Named Executive Officers and Directors:
Bradley J. Nattrass(2)	45,230	2.7%
James R. Lowe	17,554	1.1%
Richard A. Akright	5,342	*
Sonia Lo	2,233	*
David Hsu	2,152	*
Eric Sherb	0	*
All current executive officers and directors as a group (6 persons)	72,511	4.4%

____________

(1)      Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction.

(2)      Mr. Nattrass has his vested common stock pledged as security for a personal line of credit facility.

*        Indicates beneficial ownership of less than 1%.

APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO EFFECT A CHANGE OF NAME
(Proposal 1)

Our board of directors has unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation to change our name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.”.

Reasons for the Name Change

On February 17, 2026, the Company completed its merger (the “Merger”) with Flash Sports and Media, Inc. (“Flash”), a Delaware corporation, pursuant to an Agreement and Plan of Merger dated February 17, 2026 (the “Merger Agreement”), by and among the Company, UGRO Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Flash. As a result of the Merger, Merger Sub merged with and into Flash, with Flash surviving as a wholly owned subsidiary of the Company. Following the closing of the Merger, the Company began operating as a diversified sports, media, and experiential marketing platform under the Flash Sports & Media brand.

In connection with the Merger and as contemplated by the Merger Agreement, we intend to change our name to “Flash Sports & Media Holdings, Inc.”. We believe that changing our name to “Flash Sports & Media Holdings, Inc.” is more in line with our expected line of business, will aid us in achieving brand recognition and will better position us to obtain future sources of financing.

Effects of Name Change

The Board shall cause the Certificate of Amendment to change our name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.” (the “Name Change Amendment”).

The change of our name will not by itself have any effect on our corporate status or the rights of stockholders, or affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent.

If stockholders approve the Name Change Proposal, we intend to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such approval.

If the Name Change Amendment becomes effective:

•        Our common stock is expected to continue to be listed on the Nasdaq Capital Market, and, if Nasdaq approves our requested symbol change, to trade under the new symbol “FLZH”;

•        Our business, management, fiscal year, consolidated financial statements and SEC reporting obligations will remain unchanged; and

•        Stock certificates that were issued under our current name, urban-gro, Inc., will continue to be valid and will not need to be exchanged solely as a result of the name change. Stockholders holding certificated shares may request, but will not be required to request, new certificates bearing the new corporate name as they otherwise transfer or replace their certificates in the ordinary course, subject to our customary fees, if any.

The name change will become effective upon the filing of the Name Change Amendment with the Secretary of State of the State of Delaware, or such later effective time as may be specified in the Name Change Amendment in accordance with the DGCL. The proposed form of Name Change Amendment is attached as Appendix A to this Proxy Statement.

Required Vote

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote on such matter is required for the approval of the Name Change Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 1 (THE NAME CHANGE PROPOSAL).

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF OUR PREFERRED STOCK
(Proposal 2)

Background and Purpose

On February 17, 2026, the Company completed its merger (the “Merger”) with Flash Sports and Media, Inc. (“Flash”), a Delaware corporation, pursuant to an Agreement and Plan of Merger dated February 17, 2026 (the “Merger Agreement”), by and among the Company, UGRO Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Flash. As a result of the Merger, Merger Sub merged with and into Flash, with Flash surviving as a wholly owned subsidiary of the Company. Following the closing of the Merger, the Company began operating as a diversified sports, media, and experiential marketing platform under the Flash Sports & Media brand.

Under the terms of the Merger Agreement, at the closing of the merger (the “Closing”), stockholders of Flash shall receive the right to receive (i) shares of UGRO Common Stock equal to 19.99% of the outstanding shares of UGRO calculated based on the outstanding shares of UGRO immediately prior to the issuance of 1,000,000 shares of Common Stock on January 23, 2026 (adjusted to 40,000 shares following the reverse stock split) as disclosed in the Current Report on Form 8-K filed January 29, 2026, to be issued to stockholders of the Company, pro rata in proportion to their respective stock ownership in the Company, and (ii) shares of UGRO Non-Voting Convertible Preferred Stock to be issued to the stockholders of Flash, pro rata in proportion to their respective stock ownership in Flash, in an aggregate amount such that, upon effectiveness of the conversion of such shares into Common Stock of UGRO, the total number of shares of UGRO Common Stock issuable to the stockholders of the Company (including the shares of UGRO Common Stock issued pursuant to clause (i) above) shall equal a number of shares determined by dividing (A) the agreed equity valuation of Flash as mutually agreed and determined by the parties pursuant to the Merger Agreement, by (B) $3.23, representing the closing price of UGRO Common Stock on February 17, 2026 (the “Reference Price”), with such quotient representing the aggregate number of shares of UGRO Common Stock issuable to the stockholders of Flash on a fully converted basis.

The following summary of certain terms and provisions of the Series B Convertible Preferred Stock is not complete and is subject to and qualified in its entirety by the provisions of the Certificate of Designation which was filed as an exhibit to the Company’s Form 8-K filed with the SEC on February 18, 2026.

Series B Convertible Preferred Stock Certificate of Designation

Dividends.    The Series B Convertible Preferred Stock shall not accrue any dividends and shall not participate in any dividends, except as expressly set forth in the Certificate of Designation.

No Voting Rights.    Notwithstanding anything herein to the contrary, and for the avoidance of doubt, the Series B Convertible Preferred Stock shall have no voting rights, except as required by applicable law or as expressly provided in the Certificate of Incorporation or this Series B Convertible Preferred Stock Certificate of Designation and shall not be entitled to any voting rights, other than any vote required by law or the Certificate of incorporation.

Conversion.    Subject to the limitations set forth in the Certificate of Designation, each Share of Series B Preferred Stock shall be convertible, at the option of the Holder thereof (a “Conversion”), at any time following the Stockholder Approval Date, at the office of the Corporation or any Transfer Agent for the Series B Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock as equals the number of shares of Series B Preferred Stock Converted multiplied by the Conversion Rate (defined and discussed below in Section 3.1(b))(such shares of Common Stock issuable upon a Conversion, the “Conversion Shares”). In order to effectuate the Conversion under this Section 3.1, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than three (3) Business Days from the date the Notice of Conversion is actually received by the Corporation. The “Conversion Date” means the date on which such Holder complies with the procedures set forth in Section 3.1(b) (including the submission of the Notice of Conversion to the Corporation of its election to convert) and Section 3.1(d).

The Common Stock is currently listed on Nasdaq and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

If stockholders approve this proposal, we will be authorized to issue shares of our common stock upon conversion of our Series B Convertible Non-Voting Preferred Stock in accordance with the terms of the Series B Preferred Stock, even if the conversion price is below the Nasdaq Minimum Price. Approval will not, by itself, result in any immediate issuance of shares.

Required Vote

The approval of a majority of the votes cast at the Special Meeting is required for the approval of the Preferred Stock Conversion Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2 (THE PREFERRED STOCK CONVERSION PROPOSAL).

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D),
OF THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH
CERTAIN FINANCING TRANSACTIONS
(Proposal 3)

Background and Purpose

The Company has entered into, and may from time to time enter into, certain financing and other strategic transactions with Hudson Global Ventures, LLC (“Hudson”) and Agile Hudson Partners LLC (“AHP”) pursuant to which the Company has issued, or may issue, shares of its common stock or securities convertible into or exercisable for shares of common stock, including without limitation common stock purchase warrants and a convertible promissory note (collectively, the “Financing Securities”). Such Financing Securities provide for the issuance of shares of the Company’s common stock upon conversion, exercise or otherwise, and include provisions limiting the number of shares that may be issued in the absence of stockholder approval (commonly referred to as an “exchange cap” or the “Nasdaq 19.99% cap”).

For example, the Company has issued (i) a warrant to Hudson exercisable for up to 1,388,888 shares of common stock at an exercise price of $0.50 per share, (ii) a convertible promissory note to AHP in an aggregate principal amount of up to $1,395,000, which is convertible into shares of common stock at a price based on a variable formula tied to market prices, and (iii) additional warrants to AHP exercisable for shares of common stock at exercise prices as low as $0.01 per share. Each of these instruments is subject to limitations on issuance in excess of the Nasdaq 19.99% cap absent stockholder approval.

The Company’s common stock is listed on The Nasdaq Capital Market, and the Company is therefore subject to Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of shares of common stock, or securities convertible into or exercisable for common stock, in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of common stock equal to 20% or more of the common stock or voting power outstanding before such issuance at a price that is less than the “Minimum Price” (as defined in Nasdaq rules).

Accordingly, the Company is seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d) to permit the issuance of shares of common stock upon conversion, exercise or otherwise pursuant to the Financing Securities and any related transaction documents, including any amendments, issuances, or issuances in connection with additional financings with Hudson, AHP or other investors, in each case in excess of 19.99% of the Company’s outstanding common stock (or voting power) as of the applicable measurement date.

If this proposal is approved, the Company will have the flexibility to issue shares of its common stock pursuant to the Financing Securities and any related or future transaction documents without regard to the Nasdaq 19.99% cap, including in circumstances where (i) the number of shares issued or issuable may exceed 19.99% of the Company’s outstanding common stock or voting power and/or (ii) the issuance price (including any conversion or exercise price) may be below the Nasdaq Minimum Price. Approval of this proposal will not, by itself, result in the issuance of any shares of common stock, but will permit the Company to issue such shares in the future in accordance with the terms of the Financing Securities and any related agreements.

Effects of Approval

If stockholders approve this proposal, the Company will be permitted to issue shares of its common stock in excess of the Nasdaq 19.99% cap upon conversion, exercise or settlement of the Financing Securities and any related or future transaction documents. This will provide the Company with increased flexibility to access capital, satisfy its obligations under existing financing arrangements, and pursue additional financing opportunities without the delay and expense associated with obtaining further stockholder approval.

Approval of this proposal could result in the issuance of a substantial number of additional shares of common stock, which may result in significant dilution to the ownership interests of existing stockholders. In addition, the issuance of such shares could have the effect of increasing the voting power of the holders of the Financing Securities, which may affect the outcome of matters submitted to stockholders for approval and could result in a change in control of the Company.

Consequences if the Proposal is Not Approved

If stockholders do not approve this proposal, the Company will remain subject to the Nasdaq 19.99% cap with respect to the Financing Securities. As a result, the Company may be unable to issue shares of common stock upon conversion or exercise of the Financing Securities in excess of such cap, which could limit the Company’s ability to fully utilize the financing arrangements or satisfy its obligations thereunder.

In such event, the Company may be required to seek alternative financing on less favorable terms, renegotiate existing agreements, or satisfy its obligations in cash rather than in shares of common stock, which could adversely affect the Company’s liquidity and financial condition. In addition, the inability to issue shares in excess of the Nasdaq 19.99% cap could result in defaults or other adverse consequences under the Financing Securities or related agreements.

Dilution

The issuance of shares of common stock upon conversion or exercise of the Financing Securities will result in dilution to the ownership interests of existing stockholders. The number of shares of common stock ultimately issued will depend on a number of factors, including the conversion and exercise prices of the Financing Securities, which in certain cases are variable and based on market prices of the Company’s common stock at the time of conversion or exercise.

For example, the conversion price under the Company’s promissory note issued to AHP may be based on a discount to recent trading prices of the Company’s common stock, and certain warrants have exercise prices that are significantly below current market prices. As a result, the number of shares issued upon conversion or exercise may increase as the market price of the Company’s common stock decreases, resulting in greater dilution to existing stockholders.

Such issuances could result in substantial dilution, which may materially and adversely affect the market price of the Company’s common stock and the voting and economic interests of existing stockholders.

Required Vote

The approval of a majority of the votes cast at the Special Meeting is required for the approval of the Financing Share Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3 (THE FINANCING SHARE ISSUANCE PROPOSAL).

APPROVAL OF ADJOURNMENT, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
(Proposal 4)

Background of and Rationale for the Adjournment Proposal

The Board believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve any of the other Proposals being considered at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other applicable Proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present or represented by proxy at the Special Meeting and entitled to vote thereon have voted against any of Proposal Nos. 1-3 or abstained from voting on such proposals, we could adjourn the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The approval of a majority of the votes cast at the Special Meeting is required for the approval of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4 (THE ADJOURNMENT PROPOSAL).

OTHER BUSINESS

Management is not aware of any other business to come before the Special Meeting other than as set forth in the Notice. Should any other business be properly brought before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares of common stock represented thereby in accordance with their discretion and best judgment on such matter.

ADDITIONAL INFORMATION

Stockholders that have additional questions about the information contained in this proxy statement should contact the Company at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 or at phone number (720) 390-3880.

BY ORDER OF THE BOARD OF DIRECTORS,
Bradley J. Nattrass
Chairperson of the Board of Directors and
Chief Executive Officer
May 14, 2026

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO VOTE BY PROXY AS DESCRIBED IN THE NOTICE.

APPENDIX A

FORM OF
CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

urban-gro, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is urban-gro, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is October 29, 2020, and was amended on December 31, 2020, and was amended and restated on June 21, 2023, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware amended and restated on February 9, 2026 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate to reflect a change in the name of the Corporation by replacing ARTICLE I thereof with the following:

“The name of the corporation is Flash Sports & Media Holdings, Inc. (the “Corporation”).”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: The Certificate of Amendment shall be effective on __________, 2026 at 12:01 am ET.

IN WITNESS WHEREOF, urban-gro, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this ____ day of _________, 2026.

URBAN-GRO, INC.
By:
Name:	Bradley Nattrass
Title:	Chairperson of the Board of Directors and Chief Executive Officer

A-1

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/UGRO2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. URBAN-GRO, INC. 1751 PANORAMA POINT UNIT G, LAFAYETTE COLORADO 80026 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS T00472-S38863 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. URBAN-GRO, INC. The Board of Directors recommends you vote FOR the following proposals: 1. The approval of an amendment to the Amended and Restated Certificate of Incorporation to effect a change of name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.” 2. The approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon conversion of Series B Convertible Non-Voting Preferred Stock, par value $0.01, in excess of 19.99% of the issued and outstanding common stock. 3. The approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (including shares issuable upon conversion or exercise of certain notes, warrants and other securities) in excess of 19.99% of the issued and outstanding common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC. 4. An adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. T00473-S38863 URBAN-GRO, INC. SPECIAL MEETING OF STOCKHOLDERS JUNE 3, 2026 10:00 AM EST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Bradley J. Nattrass, Chief Executive Officer, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of(Common/Preferred) Stock of URBAN-GRO, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. EST, on June 3, 2026, virtually at www.virtualshareholdermeeting.com/UGRO2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side